SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Amendment No. 1 to
FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Finacial Statements and Exhibits

(b) Pro forma financial information

(1)	Unaudited pro forma condensed consolidated financial information for Lexington Realty Trust is presented as follows:
a.	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements
b.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007
c.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006
d.	Unaudited Pro Forma Condensed Consolidated for the three months ended March 31, 2007
e.	Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
f.	Estimated Twelve Month Pro Forma Statement of Taxable Operating Results for the year ended December 31, 2006 (Unaudited)
(2)	Unaudited pro forma condensed consolidated financial information for The Lexington Master Limited Partnership is presented as follows:
a.	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements
b.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2007
c.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006
d.	Unaudited Pro Forma Condensed Consolidated for the three months ended March 31, 2007
e.	Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
f.	Estimated Twelve Month Pro Forma Statement of Taxable Operating Results for the year ended December 31, 2006 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: August 17, 2007	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

LEXINGTON REALTY TRUST
Introduction to Unaduited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, reflects the financial position of Lexington Realty Trust (the “Trust”) as if the acquisition of a 100% interest in twenty-six properties (the “Properties”) from Lexington Acquiport, LLC and Lexington Acquiport II, LLC had occurred on March 31, 2007. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, present the results of operations of the Trust as if the acquisition of the Properties had occurred on January 1, 2006.

These unaudited pro forma condensed consolidated financial statements should be read in connection with the financial statements of the Trust for the year ended December 31, 2006, included in the Trust’s Annual Report on Form 10-K.

These unaudited pro forma financial statements are not necessarily indicative of the excepted results of operations of the Trust for any future period. Differences could result from, among other considerations, future changes in the Trust’s portfolio of investments, changes in interest rates, changes in the capital structure of the Trust, changes in property level operating expenses and changes in property level revenues.

LEXINGTON REALTY TRUST
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2007
(In thousands, except share and per share data)

	Historical	Properties
	(A)	(B)	Pro Forma
Assets:
Real estate, at cost	$3,772,745	$694,973	$4,467,718
Less: accumulated depreciation	305,432	24,567	329,999
	3,467,313	670,406	4,137,719
Properties held for sale – discontinued operations	86,540	—	86,540
Intangible assets	434,466	175,422	609,888
Investment in and advances to non-consolidated entities	243,494	(66,995)	176,499
Cash and cash equivalents	200,120	(39,785)	160,335
Investment in marketable equity securities	24,792	—	24,792
Deferred expenses	30,901	2,453	33,354
Rent receivable, current and deferred	52,516	4,328	56,844
Notes receivable	49,382	—	49,382
Other assets, net	81,444	5,757	87,201
	$4,670,968	$751,586	$5,422,544

Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$1,526,813	$740,811	$2,267,624
Exchangeable notes payable	450,000	—	450,000
Trust notes payable	200,000	—	200,000
Contracts rights payable	12,527	—	12,527
Liabilities – discontinued operations	48,316	—	48,316
Accounts payable and other liabilities	24,621	997	25,618
Accrued interest payable	10,147	1,057	11,204
Dividends Payable	30,412	—	30,412
Prepaid rent	17,215	2,225	19,440
Deferred revenue	325,500	6,496	331,996
	2,645,551	751,586	3,397,137
Minority Interests	839,144	—	839,144

Shareholder's equity	1,186,273	—	1,186,273
	4,670,968	751,586	5,422,554

See accompanying noted to unaudited pro forma condensed consolidated financial statements

LEXINGTON REALTY TRUST
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the year ended December 31, 2006
(In thousands, except share and per share data)

	Historical (AA)	Pro Forma Adjustments of the Properties		Pro Forma as Adjusted
Revenues:
Rental	$185,312	$78,282	(BB)	$263,594
Advisory fees	4,555	(1,459)	(BB)	3,096
Tenant reimbursements	17,524	7,225	(BB)	24,749
Total gross revenues	207,391	84,048		291,439

Expense applicable to revenues:
Depreciation and amortization	(80,688)	(39,013)	(CC)	(119,701)
Property operating	(32,167)	(10,228)	(BB)	(42,395)
General and administrative	(35,530)	—		(35,530)
Impairment charges	(7,221)	—		(7,221)
Non-operating income	8,913	—		8,913
Interest and amortization expense	(71,402)	(43,749)	(DD)	(115,151)
Debt satisfaction gains	7,228	—		7,228

Loss before benefit for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	(3,476)	(8,942)		(12,418)
Benefit for income taxes	238	583	(EE)	821
Minority interests	(1,611)	4,764	(FF)	3,153
Equity in earnings of non-consolidated entities	4,186	(2,981)	(GG)	1,205
Loss from continuing operations	$(663)	$(6,576)		$(7,239)

Basic EPS - Loss from continuing operations	$(0.33)			$(0.45)
Diluted EPS - Loss from continuing operations	$(0.33)			$(0.45)

Basic weighted average common shares outstanding	52,163,569			52,163,569
Diluted weighted average common shares outstanding	52,163,569			52,163,569

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

LEXINGTON REALTY TRUST
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands, except share and per share data)

	Historical (AA)	Pro Forma Adjustments of the Properties		Pro Forma as Adjusted
Revenues:
Rental	$88,792	$19,571	(BB)	$108,363
Advisory fees	719	(347)	(BB)	372
Tenant reimbursements	5,651	2,001	(BB)	7,652
Total gross revenues	95,162	21,225		116,387

Expense applicable to revenues:
Depreciation and amortization	(54,302)	(9,753)	(CC)	(64,055)
Property operating	(11,475)	(2,811)	(BB)	(14,286)
General and administrative	(8,816)	—		(8,816)
Non-operating income	2,560	—		2,560
Interest and amortization expense	(32,978)	(10,937)	(DD)	(43,915)

Loss before (provision) benefit for income taxes, minority interests, equity in earnings of non-consolidated entities and discontinued operations	(9,849)	(2,276)		(12,125)
Provision (benefit) for income taxes	(543)	139	(EE)	(404)
Minority interests	7,522	1,200	(FF)	8,722
Equity in earnings of non-consolidated entities	3,508	(844)	(GG)	2,664
Income (loss) from continuing operations	$638	$(1,781)		$(1,143)

Basic EPS - Loss from continuing operations	$(0.07)			$(0.10)
Diluted EPS - Loss from continuing operations	$(0.07)			$(0.10)

Basic weighted average common shares outstanding	68,538,404			68,538,404
Diluted weighted average common shares outstanding	68,538,404			68,538,404

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

LEXINGTON REALTY TRUST
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
($ 000’s)

Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of March 31, 2007 are as follows:

(A)	Reflects the Trust’s historical condensed consolidated balance sheet as of March 31, 2007.

(B)	Reflects the pro forma acquisition of the Properties as follows:

Asset acquired:
Real estate	$694,973
Accumulated depreciation	(24,567)
Intangible assets	175,422
Deferred expenses, net	2,453
Cash acquired	13,698
Rent receivable, current and deferred	4,328
Other Assets	5,757

Less liabilities:
Mortgages assumed	$515,811
New borrowings	225,000
Accounts payable and other liabilities	997
Accrued interest payable	1,057
Prepaid rent	2,225
Deferred revenue	6,496
120,478
Investment in non-consolidated entities	66,995
Cash paid, net debt assumed and new borrowings	53,483
Less cash acquired	13,698
Cash adjustment, net	39,785

Adjustments to Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 2006 are as follows:

(AA)	Reflects the Trust’s historical condensed consolidated statement of operations for the year ended December 31, 2006 and three months ended March 31, 2007.

(BB)	Reflects the pro forma acquisition of the Properties as follows:

Increase in rental revenues reflects (i) the recalculation of straight-line rents and (ii) the amortization of above and below market leases on a straight-line basis over the remaining term of in-place leases.

Decrease in advisory fees reflects acquisition, financing and asset management fees related to Properties purchased from non-consolidated entities.

Increase in property operating expenses and tenant reimbursements reflect operating activities of the Properties.

(CC)
Depreciation has been adjusted to reflect the Properties total capitalized cost depreciated on a straight line basis over the estimated economic useful life of the real estate. Amortization includes the pro forma effect of amortization of intangibles on a straight-line basis over the remaining term of the respective leases.

(DD)
The pro forma adjustment to interest expense reflects additional interest expense as a result of mortgages assumed in the transaction and the $225,000 term loan obtained to partially fund the acquisitions.

(EE)	Represents the tax impact related to the reduction in advisory fees.

(FF)	Represents the minority interest impact of the pro forma adjustments.

(GG)	The pro forma adjustment to equity in earnings of non-consolidated entities reflects the net income statement impact of the Properties purchased from non-consolidated entities.

Lexington Realty Trust
Estimated Twelve Month Pro Forma Statement of Taxable Operating Results
For the year ended December 31, 2006
(Unaudited)
(Amounts in thousands)

The following unaudited statement is a pro forma estimate for a twelve month period of taxable operating results of the Properties. This statement does not purport to forecast actual taxable operating results for any period in the future.

This statement should be read in conjunction with the unaudited pro forma financial statements of Lexington Realty Trust (contained elsewhere in this Form 8-K).

December 31, 2006

Loss from continuing operations	$(6,576)
Estimated net adjustment for tax basis income recognition (Note1)	(2,279)
Estimated GAAP depreciation and amortization in excess of tax depreciation and amortization (Note 2)	21,414
Pro forma estimate of taxable income from continuing operations	$12,559

Note 1: Represents the net adjustment to reverse the effect of rental revenue recognized on a straight line basis.
Note 2: Tax depreciation is based on the original cost allocated to the buildings, depreciated on a straight line basis over their respective tax lives.

THE LEXINGTON MASTER LIMITED PARTNERSHIP
Introduction to Unaduited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, reflects the financial position of The Lexington Master Limited Partnership (the “MLP”) as if the acquisition of a 100% interest in ten properties (the “Properties”) from Lexington Acquiport, LLC had occurred on March 31, 2007. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, present the results of operations of the MLP as if the acquisition of the Properties had occurred on January 1, 2006.

These unaudited pro forma condensed consolidated financial statements should be read in connection with the financial statements of the MLP for the year ended December 31, 2006, included in the MLP’s Annual Report on Form 10-K .

These unaudited pro forma financial statements are not necessarily indicative of the excepted results of operations of the MLP for any future period. Differences could result from, among other considerations, future changes in the Trust’s portfolio of investments, changes in interest rates, changes in the capital structure of the MLP, changes in property level operating expenses and changes in property level revenues.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2007
(In thousands, except share and per share data)

	Historical	Properties
	(A)	(B)	Pro Forma
Assets:
Real estate, at cost	$1,500,233	$271,038	$1,771,271
Less: accumulated depreciation	481,072	12,403	493,475
	1,019,161	258,635	1,277,796
Properties held for sale – discontinued operations	10,665	—	10,665
Intangible assets	41,462	63,709	105,171
Investment in and advances to non-consolidated entities	101,320	—	101,320
Cash and cash equivalents	37,207	111,492	148,699
Investment in marketable equity securities	20,822	—	20,822
Deferred expenses	18,828	1,790	20,618
Rent receivable, current and deferred	46,439	2,544	48,983
Notes receivable	6,447	—	6,447
Other assets, net	49,785	6,090	55,875
	$1,352,136	$444,260	$1,796,396

Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$291,377	$399,870	$691,247
Related party note payable	50,609	—	50,609
Exchangeable notes payable	427,639	—	427,639
Embedded derivative financial instrument	28,350	—	28,350
Contracts rights payable	12,527	—	12,527
Liabilities – discontinued operations	203	—	203
Accounts payable and other liabilities	10,010	44	10,054
Accrued interest payable	6,324	502	6,826
Distributions payable	19,325	—	19,325
Prepaid rent	2,323	678	3,001
Deferred revenue	11,925	1,414	13,339
	860,612	402,508	1,263,120
Minority interests	13,801	—	13,801

	477,723	41,752	519,475
Partners’ capital	$1,352,136	$444,260	$1,796,396

See accompanying noted to unaudited pro forma condensed consolidated financial statements

THE LEXINGTON MASTER LIMITED PARTNERSHIP
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the year ended December 31, 2006
(In thousands, except share and per share data)

	Historical (AA)	Pro Forma Adjustments of the Properties		Pro Forma as Adjusted
Revenues:
Rental	$190,436	$32,474	(BB)	$222,910
Advisory fees	248	—		248
Tenant reimbursements	—	4,837	(BB)	4,837
Total gross revenues	190,684	37,311		227,995

Expense applicable to revenues:
Depreciation and amortization	(37,095)	(15,311)	(CC)	(52,406)
Property operating	(9,514)	(6,878)	(BB)	(16,392)
General and administrative	(41,393)	—		(41,393)
Impairment charges	(1,440)	—		(1,440)
Non-operating income	14,539	—		14,539
Interest and amortization expense	(55,248)	(23,540)	(DD)	(78,788)
Debt satisfaction charge	(1,315)	—		(1,315)

Income (loss) before provision for income taxes, minority interests, equity in earnings of non-consolidated entities, gains on sale of marketable equity securities and discontinued operations	59,218	(8,418)		50,800
Provision for income taxes	(2,276)	—		(2,276)
Minority interests	(16,451)	—		(16,451)
Equity in earnings of non-consolidated entities	3,451	—		3,451
Gains on marketable securities	1,650	—		1,650
Income (loss) from continuing operations	$45,592	$(8,418)		$37,174

Basic - Income from continuing operations	$0.89			$0.68
Diluted - Income from contining operations	$0.89			$0.68

Basic weighted average partnerhsip units outstanding	51,519,435	3,077,633	(EE)	54,597,068
Diluted weighted average partnership units outstanding	51,519,435	3,077,633	(EE)	54,597,068

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

THE LEXINTON MASTER LIMITED PARTNERSHIP
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2007
(In thousands, except share and per share data)

	Historical (AA)	Pro Forma Adjustments of the Properties		Pro Forma as Adjusted
Revenues:
Rental	$45,348	$8,119	(BB)	$53,467
Tenant reimbursements	304	1,425	(BB)	1,729
Total gross revenues	45,652	9,544		55,196

Expense applicable to revenues:
Depreciation and amortization	(9,688)	(3,828)	(CC)	(13,516)
Property operating	(3,060)	(1,949)	(BB)	(5,009)
General and administrative	(4,230)	—		(4,230)
Non-operating income	4,673	—		4,673
Interest and amortization expense	(14,171)	(5,885)	(DD)	(20,056)
Debt satisfaction	(2,434)	—		(2,434)
Change in fair value of embedded derivative	(5,325)	—		(5,325)

Income before provision for income taxes, minority interests, equity in earnings of non-consolidated entities, gains on sale of marketable equity securities and discontinued operations	11,417	(2,118)		9,299
Provisions for income taxes	(232)	—		(232)
Minority interests	(4,710)	—		(4,710)
Equity in earnings of non-consolidated entities	2,029	—		2,029
Gain on sale of marketable equity securities	766	—		766
Income from continuing operations	$9,270	$(2,118)		$7,152

Basic - Income from continuing operations	$0.18			$0.13
Diluted - Income from contining operations	$0.18			$0.13

Basic weighted average partnership units outstanding	51,533,504	2,051,755		53,585,259
Diluted weighted average partnership units outstanding	51,533,504	2,051,755		53,585,259

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

THE LEXINGTON MASTER LIMITED PARTNERSHIP
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
($ 000’s)

Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of March 31, 2007 are as follows:

(A)	Reflects the MLP’s historical condensed consolidated balance sheet as of March 31, 2007.

(B)	Reflects the pro forma acquisition of the Properties as follows:

Asset acquired:
Real estate	$271,038
Accumulated depreciation	(12,403)
Intangible assets	63,709
Deferred expenses, net	665
Cash acquired	5,449
Rent receivable, current and deferred	2,544
Other Assets	6,090

Less liabilities:
Mortgages assumed	$174,870
Accounts payable and other liabilities	44
Accrued interest payable	502
Prepaid rent	678
Deferred revenue	1,414
Net asset acquired	159,584
Partnership units issued	(41,752)
Cash paid	117,832

Change in cash and cash equivalents

New borrowings	$225,000
Costs incurred	(1,125)
Cash acquired	5,449
Cash paid to acquired interests	(117,832)
$111,492

Adjustments to Pro Forma Condensed Consolidated Statement of Operations

The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 2006 are as follows:

(AA)	Reflects the MLP’s historical condensed consolidated statement of operations for the year ended December 31, 2006 and three months ended March 31, 2007.

(BB)	Reflects the pro forma acquisition of the Properties as follows:

Increase in rental revenues reflects (i) the recalculation of straight-line rents and (ii) the amortization of above and below market leases on a straight-line basis over the remaining term of in-place leases.

Increase in property operating expenses and tenant reimbursement income reflects operating activities of the Properties.

(CC)
Depreciation has been adjusted to reflect the Properties total acquisition cost depreciated on a straight line basis over the estimated economic useful life of the real estate. Amortization includes the pro forma effect of amortization of intangibles on a straight-line basis over the remaining term of the respective leases.

(DD)
The pro forma adjustment to interest expense reflects additional interest expense as a result of mortgages assumed  in the transaction and the $225,000 term loan obtained to partially fund the acquisitions.

(EE)	Represents the units issued to acquire the Properties on a weighted average basis.

THE LEXINGTON MASTER LIMITED PARTNERSHIP
Estimated Twelve Month Pro Forma Statement of Taxable Operating Results
For the year ended December 31, 2006
(Unaudited)
(Amounts in thousands)

The following unaudited statement is a pro forma estimate for a twelve month period of taxable operating results of the Properties. This statement does not purport to forecast actual taxable operating results for any period in the future.

This statement should be read in conjunction with the unaudited pro forma financial statements of the MLP (contained elsewhere in this Form 8-K).

December 31, 2006

Loss from continuing operations	$(8,418)
Estimated net adjustment for tax basis income recognition (Note 1)	2,364
Estimated GAAP depreciation and amortization in excess of tax depreciation and amortization (Note 2)	8,358
Pro forma estimate of taxable income from continuing operations	$2,304

Note 1: Represents the net adjustment to reverse the effect of rental revenue recognized on a straight line basis.
Note 2: Tax depreciation is based on the original cost allocated to the buildings, depreciated on a straight line basis over their respective tax lives.